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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - January 5, 2004
                        (Date of Earliest Event Reported)


                         MAGELLAN HEALTH SERVICES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-6639

             Delaware                                        58-1076937
             --------                                        ----------
     (State of Incorporation)                             (I.R.S. Employer
                                                        Identification No.)

    6950 Columbia Gateway Drive Suite 400
          Columbia, Maryland                                   21046
    --------------------------------------                     -----
         (Address of principal                                Zip Code
          executive offices)

       Registrant's telephone number, including area code: (410) 953-1000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.  OTHER MATERIAL EVENTS.

           On January 5, 2004, Magellan Health Services, Inc. filed a Current Report on Form 8-K announcing the consummation of its Chapter 11 plan. Certain of the exhibits to the Form 8-K were incorrect in not reflecting the final forms of the documents as signed. Accordingly, to remedy this clerical error, filed with this Amendment No. 1 are the corrected exhibits.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Financial Statements

           Not applicable.

(b)        Pro Forma Financial Information

           Not applicable

(c) Exhibits.

        Exhibit No.                          Description
        -----------                          -----------

           2.4 Stock Purchase Agreement between Magellan Health Services, Inc. and Magellan Holdings LP, dated as of December 18, 2003

           2.6 New Aetna Note issued by Magellan Health Services, Inc. to Aetna, Inc. with a final maturity date of December 31, 2005, dated as of January 5, 2004

           2.11 Employment Agreement for Steven J. Shulman, dated as of January 5, 2004

           2.12 Employment Agreement for Dr. Rene Lerer, dated as of January 5, 2004

           2.13 Employment Agreement for Mark S. Demilio, dated as of January 5, 2004







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                                   SIGNATURES
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           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  MAGELLAN HEALTH SERVICES, INC.

                                  By:  /s/ Mark S. Demilio
                                      ------------------------------------------
                                      Name:   Mark S. Demilio
                                      Title:  Executive Vice President and
                                              Chief Financial Officer




Dated:  January 7, 2004























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
                                  EXHIBIT INDEX
                                  -------------

        Exhibit No.                          Description
        -----------                          -----------

           2.4 Stock Purchase Agreement between Magellan Health Services, Inc. and Magellan Holdings LP, dated as of December 18, 2003

           2.6 New Aetna Note issued by Magellan Health Services, Inc. to Aetna, Inc. with a final maturity date of December 31, 2005, dated as of January 5, 2004

           2.11 Employment Agreement for Steven J. Shulman, dated as of January 5, 2004

           2.12 Employment Agreement for Dr. Rene Lerer, dated as of January 5, 2004

           2.13 Employment Agreement for Mark S. Demilio, dated as of January 5, 2004






















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